EXHIBIT 99.5

--------------------------------------------------------------------------------
                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

-----------------------------------
JUDGE: BARBARA J. HOUSER
-----------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                         CHIEF FINANCIAL OFFICER
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

DREW KEITH                                                     9/20/00
---------------------------------------              ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ KEVIN K. CRAIG                                   CONTROLLER, KITTY HAWK INC.
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

KEVIN K. CRAIG                                                 9/20/00
---------------------------------------              ---------------------------
PRINTED NAME OF PREPARER                                        DATE

--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS-1
----------------------------------

----------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------

----------------------------------
COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------
                                                                  MONTH              MONTH              MONTH
                                              SCHEDULE      ---------------------------------------------------------
ASSETS                                         AMOUNT           JULY, 2000       AUGUST, 2000
---------------------------------------------------------------------------------------------------------------------
1.      UNRESTRICTED CASH                                              $24,818            $36,240
---------------------------------------------------------------------------------------------------------------------
2.      RESTRICTED CASH                                                     $0
---------------------------------------------------------------------------------------------------------------------
3.      TOTAL CASH                                       $0            $24,818            $36,240                 $0
---------------------------------------------------------------------------------------------------------------------
4.      ACCOUNTS RECEIVABLE (NET)               $41,314,895        $39,582,675        $43,225,245
---------------------------------------------------------------------------------------------------------------------
5.      INVENTORY                                                           $0                 $0
---------------------------------------------------------------------------------------------------------------------
6.      NOTES RECEIVABLE                                                    $0                 $0
---------------------------------------------------------------------------------------------------------------------
7.      PREPAID EXPENSES                            $35,445            $35,445            $35,446
---------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                    $102,257,281        $34,081,081        $30,978,685
---------------------------------------------------------------------------------------------------------------------
9.      TOTAL CURRENT ASSETS                   $143,607,621        $73,724,019        $74,275,616                 $0
---------------------------------------------------------------------------------------------------------------------
10.     PROPERTY, PLANT & EQUIPMENT              $2,455,211         $4,328,546         $4,328,546
---------------------------------------------------------------------------------------------------------------------
11.     LESS: ACCUMULATED
        DEPRECIATION/DEPLETION                                      $1,991,045         $2,035,862
---------------------------------------------------------------------------------------------------------------------
12.     NET PROPERTY, PLANT &
        EQUIPMENT                                $2,455,211         $2,337,501         $2,292,684                 $0
---------------------------------------------------------------------------------------------------------------------
13.     DUE FROM INSIDERS                                                   $0                 $0
---------------------------------------------------------------------------------------------------------------------
14.     OTHER ASSETS - NET OF
        AMORTIZATION (ATTACH LIST)                                          $0                 $0
---------------------------------------------------------------------------------------------------------------------
15.     OTHER (ATTACH LIST)                                                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
16.     TOTAL ASSETS                           $146,062,832        $76,061,520        $76,568,300                 $0
---------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------
17.     ACCOUNTS PAYABLE                                            $1,168,157           $539,558
---------------------------------------------------------------------------------------------------------------------
18.     TAXES PAYABLE                                                       $0           $949,645
---------------------------------------------------------------------------------------------------------------------
19.     NOTES PAYABLE                                                       $0                 $0
---------------------------------------------------------------------------------------------------------------------
20.     PROFESSIONAL FEES                                                   $0                 $0
---------------------------------------------------------------------------------------------------------------------
21.     SECURED DEBT                                                        $0                 $0
---------------------------------------------------------------------------------------------------------------------
22.     OTHER (ATTACH LIST)                                         $1,856,635         $1,521,667
---------------------------------------------------------------------------------------------------------------------
23.     TOTAL POSTPETITION
        LIABILITIES                                                 $3,024,792         $3,010,870                 $0
---------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------
24.     SECURED DEBT                                                        $0                 $0
---------------------------------------------------------------------------------------------------------------------
25.     PRIORITY DEBT                              $496,687                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
26.     UNSECURED DEBT                          $78,864,376         $4,826,735         $5,091,940
---------------------------------------------------------------------------------------------------------------------
27.     OTHER (ATTACH LIST)                                         $5,917,795         $5,606,365
---------------------------------------------------------------------------------------------------------------------
28.     TOTAL PREPETITION LIABILITIES           $79,361,063        $10,744,530        $10,698,305                 $0
---------------------------------------------------------------------------------------------------------------------
29.     TOTAL LIABILITIES                       $79,361,063        $13,769,322        $13,709,175                 $0
---------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------
30.     PREPETITION OWNERS' EQUITY                                 $62,156,580        $62,156,580
---------------------------------------------------------------------------------------------------------------------
31.     POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                              $135,618           $702,545
---------------------------------------------------------------------------------------------------------------------
32.     DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)                                                $0                 $0
---------------------------------------------------------------------------------------------------------------------
33.     TOTAL EQUITY                                     $0        $62,292,198        $62,859,125                 $0
---------------------------------------------------------------------------------------------------------------------
34.     TOTAL LIABILITIES &
        OWNERS' EQUITY                          $79,361,063        $76,061,520        $76,568,300                 $0
---------------------------------------------------------------------------------------------------------------------
                                                                            $0                 $0
---------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS-2
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

-----------------------------------
INCOME STATEMENT

-----------------------------------------------------------------------------------------------------
                                              MONTH          MONTH         MONTH
                                          --------------------------------------------   QUARTER
REVENUES                                    JULY, 2000    AUGUST, 2000                    TOTAL
-----------------------------------------------------------------------------------------------------
1.     GROSS REVENUES                        $12,444,119   $16,910,056                   $29,354,175
-----------------------------------------------------------------------------------------------------
2.     LESS: RETURNS & DISCOUNTS                      $0                                          $0
-----------------------------------------------------------------------------------------------------
3.     NET REVENUE                           $12,444,119   $16,910,056             $0    $29,354,175
-----------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------
4.     MATERIAL                                       $0            $0                            $0
-----------------------------------------------------------------------------------------------------
5.     DIRECT LABOR                                   $0            $0                            $0
-----------------------------------------------------------------------------------------------------
6.     DIRECT OVERHEAD                                $0            $0                            $0
-----------------------------------------------------------------------------------------------------
7.     TOTAL COST OF GOODS SOLD                       $0            $0             $0             $0
-----------------------------------------------------------------------------------------------------
8.     GROSS PROFIT                          $12,444,119   $16,910,056             $0    $29,354,175
-----------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------
9.     OFFICER/INSIDER COMPENSATION               $9,615       $10,775                       $20,390
-----------------------------------------------------------------------------------------------------
10.    SELLING & MARKETING                        $5,475            $0                        $5,475
-----------------------------------------------------------------------------------------------------
11.    GENERAL & ADMINISTRATIVE                 $916,978    $1,031,195                    $1,948,173
-----------------------------------------------------------------------------------------------------
12.    RENT & LEASE                             $314,899      $294,402                      $609,301
-----------------------------------------------------------------------------------------------------
13.    OTHER (ATTACH LIST)                   $11,500,459   $14,420,561                   $25,921,020
-----------------------------------------------------------------------------------------------------
14.    TOTAL OPERATING EXPENSES              $12,747,426   $15,756,933             $0    $28,504,359
-----------------------------------------------------------------------------------------------------
15.    INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                        ($303,307)   $1,153,123             $0       $849,816
-----------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------
16.    NON-OPERATING INCOME (ATT. LIST)               $0            $0                            $0
-----------------------------------------------------------------------------------------------------
17.    NON-OPERATING EXPENSE (ATT. LIST)              $0            $0                            $0
-----------------------------------------------------------------------------------------------------
18.    INTEREST EXPENSE                         $202,131      $163,430                      $365,561
-----------------------------------------------------------------------------------------------------
19.    DEPRECIATION/DEPLETION                    $44,816       $44,818                       $89,634
-----------------------------------------------------------------------------------------------------
20.    AMORTIZATION                                   $0            $0                            $0
-----------------------------------------------------------------------------------------------------
21.    OTHER (ATTACH LIST)                            $0            $0                            $0
-----------------------------------------------------------------------------------------------------
22.    NET OTHER INCOME & EXPENSES              $246,947      $208,248             $0       $455,195
-----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------
23.    PROFESSIONAL FEES                              $0            $0                            $0
-----------------------------------------------------------------------------------------------------
24.    U.S. TRUSTEE FEES                              $0            $0                            $0
-----------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                            $0            $0                            $0
-----------------------------------------------------------------------------------------------------
26.    TOTAL REORGANIZATION EXPENSES                  $0            $0             $0             $0
-----------------------------------------------------------------------------------------------------
27.    INCOME TAX                              ($220,102)     $377,950                      $157,848
-----------------------------------------------------------------------------------------------------
28.    NET PROFIT (LOSS)                       ($330,152)     $566,925             $0       $236,773
-----------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS-3
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                               MONTH           MONTH            MONTH
                                         -------------------------------------------------       QUARTER
DISBURSEMENTS                                 JULY, 2000      AUGUST, 2000                        TOTAL
---------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                 $25,340          $24,819         $36,240         $25,340
---------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------
2.    CASH SALES                                     $0               $0                              $0
---------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------
3.    PREPETITION                                    $0               $0                              $0
---------------------------------------------------------------------------------------------------------
4.    POSTPETITION                          $10,340,192      $10,194,561                     $20,534,753
---------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS              $10,340,192      $10,194,561              $0     $20,534,753
---------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                 $0               $0                              $0
---------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                 $0               $0                              $0
---------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                  ($10,340,713)    ($10,183,140)                   ($20,523,853)
---------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS         ($10,340,713)    ($10,183,140)             $0    ($20,523,853)
---------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                              ($521)         $11,421              $0         $10,900
---------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                      $24,819          $36,240         $36,240         $36,240
---------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                                                                     $0
---------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                                                              $0
---------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                                                                   $0
---------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                                                                           $0
---------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                                                       $0
---------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                                                       $0
---------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                                                             $0
---------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                                                                $0
---------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                                                          $0
---------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                                                                   $0
---------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                                                           $0
---------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                                                        $0
---------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                                                                     $0
---------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                                                             $0
---------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                  $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                                                               $0
---------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                                                               $0
---------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                                                             $0
---------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                  $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                            $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                               ($521)         $11,421              $0         $10,900
---------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                       $24,819          $36,240         $36,240         $36,240
---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS-4
----------------------------------

----------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                         MONTH           MONTH            MONTH
                                                     SCHEDULE     --------------------------------------------------
ACCOUNTS RECEIVABLE AGING                             AMOUNT           JULY, 2000     AUGUST, 2000
--------------------------------------------------------------------------------------------------------------------
1.     0-30                                           $21,518,319     $19,803,585      $25,436,925
--------------------------------------------------------------------------------------------------------------------
2.     31-60                                          $14,127,296      $1,125,716       $1,877,194
--------------------------------------------------------------------------------------------------------------------
3.     61-90                                           $2,070,404      $5,829,037         $558,006
--------------------------------------------------------------------------------------------------------------------
4.     91+                                             $3,598,876      $5,403,529       $9,701,320
--------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                      $41,314,895     $32,161,867      $37,573,445               $0
--------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                                                           $0
--------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                      $41,314,895     $32,161,867      $37,573,445               $0
--------------------------------------------------------------------------------------------------------------------
----------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                MONTH: AUGUST, 2000
--------------------------------------------------------------------------------------------------------------------
                                      0-30            31-60            61-90            91+
TAXES PAYABLE                         DAYS             DAYS            DAYS             DAYS            TOTAL
--------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                          $949,645                                                           $949,645
--------------------------------------------------------------------------------------------------------------------
2.     STATE                                                                                                     $0
--------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                                                                                     $0
--------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                                                                                       $0
--------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE              $949,645               $0              $0               $0         $949,645
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                 $308,836          $43,768         $75,989         $110,966         $539,559
--------------------------------------------------------------------------------------------------------------------
-------------------------------------------------
STATUS OF POSTPETITION TAXES                            MONTH: AUGUST, 2000
--------------------------------------------------------------------------------------------------------------------
                                                           BEGINNING        AMOUNT                         ENDING
                                                              TAX        WITHHELD AND/     AMOUNT            TAX
FEDERAL                                                    LIABILITY*     OR ACCRUED        PAID          LIABILITY
--------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                           $0        $222,620         $222,620               $0
--------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                         $0                                                $0
--------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                         $0                                                $0
--------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                            $0                                                $0
--------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                  $0                                                $0
--------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                               $748,852        $949,645         $748,852         $949,645
--------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                               $748,852      $1,172,265         $971,472         $949,645
--------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                             $0                                                $0
--------------------------------------------------------------------------------------------------------------------
9.     SALES                                                   $0                                                $0
--------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                  $0                                                $0
--------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                            $0                                                $0
--------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                           $0                                                $0
--------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                       $0                                                $0
--------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                     $0                                                $0
--------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                     $0              $0               $0               $0
--------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                       $748,852      $1,172,265         $971,472         $949,645
--------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

----------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS-5
----------------------------------

----------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                    MONTH: AUGUST, 2000

-----------------------------------
BANK RECONCILIATIONS                         Account #1       Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A.          BANK:                             Bank One
-----------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                 1559691298                                             TOTAL
-----------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):               Operations Account
------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                       $0                                               $0
------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                 $0                                               $0
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                     $0                                               $0
------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                      $8,901                                           $8,901
------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                  $8,901               $0              $0          $8,901
------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------
-----------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------
                                                  DATE OF         TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                      PURCHASE        INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.     N/A
------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                 $0              $0
------------------------------------------------------------------------------------------------------------

-----------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                             $27,339
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                    $36,240
------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS-6
----------------------------------

----------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------

                                                        MONTH:  AUGUST, 2000

----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------
                             INSIDERS
-------------------------------------------------------------------
                      TYPE OF                AMOUNT     TOTAL PAID
         NAME         PAYMENT                 PAID        TO DATE
-------------------------------------------------------------------
1.   Toby Skaar        Salary                $10,776       $39,622
-------------------------------------------------------------------
2.
-------------------------------------------------------------------
3.
-------------------------------------------------------------------
4.
-------------------------------------------------------------------
5.
-------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                             $10,776       $39,622
-------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                       PROFESSIONALS
---------------------------------------------------------------------------------------------
                              DATE OF COURT                                            TOTAL
                            ORDER AUTHORIZING    AMOUNT      AMOUNT     TOTAL PAID   INCURRED
           NAME                   PAYMENT       APPROVED      PAID       TO DATE    & UNPAID*
---------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC.
     MOR - CASE# 00-42141-BJH-11
---------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                             $0            $0           $0           $0
---------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           SCHEDULED      AMOUNTS
                                            MONTHLY        PAID        TOTAL
                                            PAYMENTS      DURING       UNPAID
           NAME OF CREDITOR                   DUE          MONTH    POSTPETITION
--------------------------------------------------------------------------------
1.   National City Bank & Ft Wayne-
     Allen County                           $183,476      $168,775      $14,701
--------------------------------------------------------------------------------
2.   Ridgely - City of Philadelphia-
     PHL                                     $25,508       $25,508           $0
--------------------------------------------------------------------------------
3.   NY/NJ Airport Authority - EWR           $27,792       $27,857           $0
--------------------------------------------------------------------------------
4.   City of Los Angeles - LAX               $39,562       $39,562           $0
--------------------------------------------------------------------------------
5.   Airport Group Int'l - ATL               $11,550            $0      $23,100
--------------------------------------------------------------------------------
6.   TOTAL                                  $287,889      $261,702      $37,801
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL  BASIS-7
----------------------------------

----------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------

                                                        MONTH: AUGUST, 2000

----------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------
                                                                                YES          NO
-----------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                       X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                         X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-----------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                  X
      LOANS) DUE FROM RELATED PARTIES?
-----------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                 X
      THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                       X
      DEBTOR FROM ANY PARTY?
-----------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                           X
-----------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                     X
      PAST DUE?
-----------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                       X
-----------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                             X
-----------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                         X
      DELINQUENT?
-----------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                        X
      REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                        X
-----------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------
                                                                                YES          NO
-----------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                     X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
-----------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                     X
-----------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                        INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------
        TYPE  OF                                                              PAYMENT AMOUNT
         POLICY                   CARRIER          PERIOD COVERED               & FREQUENCY
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
  SEE KITTY HAWK, INC. MOR-
  CASE # 00-42141-BJH-11
-----------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

DETAILS OF OTHER ITEMS                                   AUGUST, 2000


ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                                 $ 30,978,685 Reported
                                              ------------------------
        Net of all I/C Accts Receivable/Payable            30,772,671
        Intangibles - Other                                   154,458
        Deposits                                               51,556
                                              ------------------------
                                                           30,978,685 Detail
                                              ------------------------
                                                                 -    Difference
                                              ------------------------


22.  OTHER (ATTACH LIST)                                  $ 1,521,667 Reported
                                              ------------------------
        Accrued Liabilities                                   678,528
        Accrued Salaries & PR Taxes                           442,942
        Post-petition Fed Inc Tax                            400,197
                                              ------------------------
           *** FET recorded in Taxes Payable - 8/00         1,521,667 Detail
                                              ------------------------
                                                                 -    Difference
                                              ------------------------


27.  OTHER (ATTACH LIST)                                  $ 5,606,365 Reported
                                              ------------------------
        Pre-petition Fed Inc Tax                            4,022,982
        Pre-petition Deposits                                 479,840
        Pre-petition Taxes Other                                  --
        Pre-petition Accrued Liabilities                   1,103,543
                                              ------------------------
                                                            5,606,365 Detail
                                              ------------------------
                                                                 -    Difference
                                              ------------------------

ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                                  $14,420,561 Reported
                                              ------------------------
          Aircraft Costs                                    2,485,315
          I/C Aircraft Costs (KHA)                          5,150,393
          KHC Ground Handling (Operations Payroll)            932,944
          Outstation Ground Handling                        1,788,957
          Trucking Costs                                      481,782
          Fuel                                              3,157,912
          Contract Labor                                      146,029
          Other                                               277,229
                                              ------------------------
                                                           14,420,561 Detail
                                              ------------------------
                                                                 -    Difference

ACCRUAL BASIS-3
8.   OTHER (ATTACH LIST)                                  (10,183,140)Reported
                                              ------------------------
        Transfer to Inc - all money sweeps                (10,183,140)Detail
                                              ------------------------
           to KH Inc. Case #400-42141                            -    Difference
                                              ------------------------

ACCRUAL BASIS-4
6.   OTHER (ATTACH LIST)                                    1,698,497 Reported
                                              ------------------------
        FET (720)  07/01-31/00  Pd 08/02                      748,852
        FET (720)  08/01-31/00  Pd 09/05                      949,645
                                              ------------------------
                                                            1,698,497 Detail
                                              ------------------------
                                                                 -    Difference
                                              ------------------------